SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                               March 6, 1997
                     (Date of earliest event reported)



                          HOMESTAKE MINING COMPANY
           (exact name of Registrant as specified in its charter)


Delaware                              1-8736             94108-2788
(State or other jurisdiction of       (Commission        (I.R.S. Employer
Incorporation or organization)        File Number)       Identification No.)

650 California Street                                    94108-2788
San Francisco, California                                (Zip Code)

(Address of principal executive office)


Registrant's telephone number, including area code:   (415) 981-8150


                 Exhibit index is on page 4 of this filing



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Item 5.  Other Events.

          On March 6, 1997, Homestake Mining Company ("Homestake") issued a Press Release announcing that Homestake and GeoBiotics, Inc., a privately-owned technology development company have entered into a strategic alliance to develop biooxidation technology. A copy of the text of Homestake's Press Release is attached as Exhibit 99.1, and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.


Exhibit 99.1 - Text of Press Release issued by Homestake on
               March 6, 1997.





                              Page 2 of 4


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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HOMESTAKE MINING COMPANY,



                                            By:  /S/ GENE G. ELAM
                                                 ---------------------
                                                 Name:  Gene G. Elam
                                                 Title: Vice President,
                                                        Finance and Chief
                                                        Financial Officer

DATED: March 7, 1997

                                     EXHIBIT INDEX

Exhibit 99.1 - Text of Press Release issued by Homestake on
               March 6, 1997.








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